Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of
   ALLTEL Corporation:


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statements, File Nos. 333-68243, 333-76485, 333-85395, 2-99523,
33-35343, 33-48476, 33-54175, 33-56291, 33-65199, 333-88907, 333-88923 and
333-90167.



                                                      /s/ARTHUR ANDERSEN LLP


Little Rock, Arkansas
January 7,2000




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